EXHIBIT 24

                    			  POWERS OF ATTORNEY



POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Peoples Bancorp Inc. 1995 Stock Option Plan, hereby constitutes and appoints Robert E. Evans and Charles R. Hunsaker, and each of the them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of the said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 18th day of May, 1995.

                                     			     /s/ ROBERT E. EVANS
                                  			        Robert E. Evans


--------------------------------

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Peoples Bancorp Inc. 1995 Stock Option Plan, hereby constitutes and appoints Robert E. Evans and Charles R. Hunsaker, and each of the them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place, and stead, in any and all capacities, to sign such Registration Statement, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of the said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of this 18th day of May, 1995.

                                         			     /s/ JEWELL BAKER
                                         			     Jewell Baker


--------------------------------

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Peoples Bancorp Inc. 1995 Stock Option Plan, hereby constitutes and appoints Robert E. Evans and Charles R. Hunsaker, and each of the them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of the said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 18th day of May, 1995.

                                      			     /s/ DENNIS D. BLAUSER
                                      			     Dennis D. Blauser


---------------------------------

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Peoples Bancorp Inc. 1995 Stock Option Plan, hereby constitutes and appoints Robert E. Evans and Charles R. Hunsaker, and each of the them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of the said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 18th day of May, 1995.


                                      			     /s/ GEORGE W. BROUGHTON
                                      			     George W. Broughton


---------------------------

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Peoples Bancorp Inc. 1995 Stock Option Plan, hereby constitutes and appoints Robert E. Evans and Charles R. Hunsaker, and each of the them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of the said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 18th day of May, 1995.

                                           			     /s/ WILFORD D. DIMIT
                                           			     Wilford D. Dimit


-------------------------------

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Peoples Bancorp Inc. 1995 Stock Option Plan, hereby constitutes and appoints Robert E. Evans and Charles R. Hunsaker, and each of the them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of the said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 18th day of May, 1995.

                                             			     /s/ BARTON S. HOLL
                                             			     Barton S. Holl


----------------------------

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Peoples Bancorp Inc. 1995 Stock Option Plan, hereby constitutes and appoints Robert E. Evans and Charles R. Hunsaker, and each of the them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of the said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 18th day of May, 1995.

                                          			     /s/ NORMAN J. MURRAY
                                          			     Norman J. Murray


---------------------------------

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Peoples Bancorp Inc. 1995 Stock Option Plan, hereby constitutes and appoints Robert E. Evans and Charles R. Hunsaker, and each of the them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of the said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 18th day of May, 1995.

                                              			     /s/ JAMES B. STOWE
                                              			     James B. Stowe



-----------------------------------

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Peoples Bancorp Inc. 1995 Stock Option Plan, hereby constitutes and appoints Robert E. Evans and Charles R. Hunsaker, and each of the them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of the said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 18th day of May, 1995.

                                            			     /s/ PAUL T. THEISEN
                                            			     Paul T. Theisen



---------------------------------

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Peoples Bancorp Inc. 1995 Stock Option Plan, hereby constitutes and appoints Robert E. Evans and Charles R. Hunsaker, and each of the them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of the said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 18th day of May, 1995.

                                        			     /s/ THOMAS C. VADAKIN
                                        			     Thomas C. Vadakin



-----------------------------

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Peoples Bancorp Inc. 1995 Stock Option Plan, hereby constitutes and appoints Robert E. Evans and Charles R. Hunsaker, and each of the them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of the said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 18th day of May, 1995.

                                        			     /s/ JOSEPH H. WESEL
                                        			     Joseph H. Wesel




----------------------------------------

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Peoples Bancorp Inc. 1995 Stock Option Plan, hereby constitutes and appoints Robert E. Evans and Charles R. Hunsaker, and each of the them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of the said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 18th day of May, 1995.

                                        			     /s/ JEFFREY D. WELCH
                                        			     Jeffrey D. Welch



------------------------------------

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to options granted under the Peoples Bancorp Inc. 1995 Stock Option Plan, hereby constitutes and appoints Robert E. Evans and Charles R. Hunsaker, and each of the them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of the said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 18th day of May, 1995.

                                        			     /s/ JOHN W. CONLON
                                        			     John W. Conlon